EXHIBIT 10.1

REZOLUTE, INC.
PURCHASE AGREEMENT FOR SHARES OF COMMON STOCK
1. Share Purchase: Each undersigned purchaser (“Purchaser”) irrevocably agrees to purchase from Rezolute, Inc., a Delaware corporation (“Rezolute” or the “Company”), that number of Shares of  Common Stock of Rezolute set forth on the signature page hereto (the “Offered Shares” or the “Securities”) at a price of $.29 per Offered Share (the “Purchase Price”). All figures are in United States Dollars unless otherwise specified.

Upon receipt by Rezolute of the Purchase Price and satisfaction of the subject to Conditions set forth herein in Section 7 of this Agreement (the “Conditions”), the Company shall sell to the Purchaser the Offered Shares free and clear of all encumbrances, and the Purchaser shall purchase the Offered Shares (“Closing”). The Closing shall take place on or about July 24, 2019, or such other date as the Parties may agree in writing  (the “Closing Date”).  The Securities purchased for herein, will not be deemed issued to, or owned by, Purchaser until, the Purchase Agreement has been executed by Purchaser and accepted by Rezolute, and all payments required to be made herein have been made. Within twenty (20) days after the Closing, Rezolute will deliver the certificates representing the Offered Shares purchased by Purchaser at the address set forth in the registration instructions set forth on the signature page (unless Purchaser otherwise instructs Rezolute in writing).  None of the Offered Shares to be issued under this Agreement have been registered under the Securities Act of 1933, as amended (“U.S. Securities Act”), or the securities laws of any state in the United States. The Closing is subject to the fulfillment of the Conditions, which Conditions Rezolute and Purchaser covenant to exercise their reasonable best efforts to have fulfilled on or prior to the Closing Date:

(i)	Purchaser shall have tendered the Purchase Price to Rezolute;
(ii)
all relevant documentation and approvals as may be required by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules shall have been obtained and, where applicable, executed by or on behalf of Purchaser;

(iii)	Rezolute shall have authorized and approved the execution and delivery of this Purchase Agreement and the issuance, allotment and delivery of the Securities; and
(iv)	the representations and warranties of the Company and Purchaser set forth in this Agreement shall be true and correct as of the Closing Date.
Rezolute has engaged Canaccord Genuity LLC and JMP Securities LLC as its exclusive placement agents (the “Placement Agents”) for the offering of the Securities on a “best efforts” basis.
2. Representations and Warranties of Purchaser: Purchaser hereby represents and warrants to Rezolute and the Placement Agents:

(a)	General:

(i)
Purchaser has all requisite authority to purchase the Offered Shares, enter into this Purchase Agreement and to perform all the obligations required to be performed by Purchaser hereunder, and such purchase will not contravene any law, rule or regulation binding on Purchaser or any investment guideline or restriction applicable to Purchaser.

(ii)	Purchaser will comply with all applicable laws and regulations in effect in any jurisdiction in which Purchaser purchases or sells Offered Shares and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which Purchaser is subject or in which Purchaser makes such purchases or sales, and the Company shall have no responsibility therefor.

(b)	Information Concerning the Company:

(i)
Purchaser understands and accepts that the purchase of the Offered Shares involves various risks, including the risks outlined in Company’s public filings and in this Purchase Agreement. Purchaser represents that it is able to bear any loss associated with an investment in the Offered Shares.

(ii)
Purchaser confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Offered Shares. It is understood that information and explanations related to the terms and conditions of the Offered Shares provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Offered Shares, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to Purchaser in deciding to invest in the Offered Shares. Purchaser acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Offered Shares for purposes of determining Purchaser's authority to invest in the Offered Shares.

(iii)
Purchaser is familiar with the business and financial condition and operations of the Company. Purchaser has had access to such information concerning the Company and the Offered Shares as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Offered Shares.

(iv)
Purchaser understands that no federal or state agency has passed upon the merits or risks of an investment in the Offered Shares or made any finding or determination concerning the fairness or advisability of this investment.

(v)
Purchaser understands that the Placement Agents have acted solely as the agents of the Company in this placement of the Securities and such Purchaser has not relied on the business or legal advice of the Placement Agents or any of their agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by this Agreement.

(c)	Non-reliance:

(i)
Purchaser confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Offered Shares or (B) made any representation to Purchaser regarding the legality of an investment in the Offered Shares under applicable legal investment or similar laws or regulations. In deciding to purchase the Offered Shares, Purchaser is not relying on the advice or recommendations of the Company and Purchaser has made its own independent decision that the investment in the Offered Shares is suitable and appropriate for Purchaser.

(d)	Status of Undersigned:

(i)
Purchaser has such knowledge, skill and experience in business, financial and investment matters that Purchaser is capable of evaluating the merits and risks of an investment in the Offered Shares. With the assistance of Purchaser's own professional advisors, to the extent that Purchaser has deemed appropriate, Purchaser has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Offered Shares and the consequences of this Purchase Agreement. Purchaser has considered the suitability of the Offered Shares as an investment in light of its own circumstances and financial condition and Purchaser is able to bear the risks associated with an investment in the Offered Shares and its authority to invest in the Offered Shares.

(ii)
Purchaser is an “accredited investor” as defined in Rule 501(a) under the U.S. Securities Act. Purchaser agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Offered Shares.

(e)	Restrictions on Transfer or Sale of Offered Shares: As applies to Purchaser:

(i)
Purchaser is acquiring the Offered Shares solely for Purchaser’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Offered Shares. Purchaser understands that the Offered Shares have not been registered under the U.S. Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of Purchaser and of the other representations made by Purchaser in this Purchase Agreement. Purchaser understands that the Company is relying upon the representations and agreements contained in this Purchase Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii)
Purchaser understands that the Securities are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission (the “SEC” or the “Commission”) provide in substance that Purchaser may dispose of the Offered Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom, and Purchaser understands that the Company has no obligation or intention to register any of the Offered Shares, or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder). Accordingly, Purchaser understands that under the Commission's rules, Purchaser may dispose of the Offered Shares principally only in “private placements” which are exempt from registration under the U.S. Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of Purchaser. Consequently, Purchaser understands that

Purchaser must bear the economic risks of the investment in the Offered Shares for an indefinite period of time.

(iii)
Purchaser agrees: (A) that Purchaser will not sell, assign, pledge, give, transfer or otherwise dispose of the Offered Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Offered Shares under the U.S. Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the U.S. Securities Act and all applicable State Securities Laws; (B) that the certificates representing the Offered Shares will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Offered Shares except upon compliance with the foregoing restrictions.  Purchaser acknowledges that neither the Company nor any other person offered to sell the Offered Shares to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(f)
No Hedging:  Neither the Purchaser nor any of its affiliates will, directly or indirectly hold or maintain any short position in or engage in hedging transactions with respect to the common stock of the Company or any other securities of the Company, other than in accordance with the U.S. Securities Act.

(g)
Bad Actor Disclosure.   Such Purchaser hereby acknowledges and agrees that it has received and reviewed the disclosure set forth on Annex I attached hereto a reasonable time prior to the time that such Purchaser has agreed to purchase the Securities.

3.	Representations and Warranties of the Company: Rezolute hereby represents and warrants to Purchaser and the Placement Agents that:
(a). Good Standing. The Company is duly formed and validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b). Authorization. The Offered Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Purchase Agreement, will be validly issued, fully paid and nonassessable.  The rights, privileges and preferences of the Offered Shares are as stated in the Certificate and as provided by the Delaware General Corporation Law.  This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except that enforcement of this Agreement and the terms of the Offered Shares may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to or affecting the rights of creditors generally and subject to the fact that equitable remedies are discretionary and may not be granted by a court of competent jurisdiction. The Common Stock issuable upon conversion of the Offered Shares has been duly reserved for issuance, and upon issuance in accordance with the terms of the Company’s Certificate of Incorporation, will be duly authorized, validly issued, fully paid and nonassessable. Provided that Articles of Incorporation shall be changed immediately on the Closing Date.

(c). Subsidiaries.  The Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity.  The Company is not a participant in any joint venture, partnership or similar arrangement.

(d). No Default. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not constitute a default under any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of the Company, or any material contract, agreement or arrangement to which the Company is a party or by which it is bound.

(e). Compliance with Laws; Permits. The Company holds all material licenses, approvals, certificates, permits and authorizations necessary for the lawful conduct of its business and is in material compliance with all applicable laws, rules, regulations and ordinances.  The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company.  The Company is not in default in any material respect under any such franchise, permit, license or other similar authority.

(f). Litigation. There is no action, suit, proceeding at law or in equity, arbitration or administrative or other proceeding by or before (or to the best knowledge, information and belief of the Company any investigation by) any governmental or other instrumentality or agency, pending, or, to the Company’s knowledge, information and belief, threatened against or affecting the Company or any of its properties, intellectual property and patents, or other rights which could materially and adversely affect the right or ability of the Company to carry on its business as now conducted, or which could materially and adversely affect the condition, whether financial or otherwise, or properties or intellectual property of the Company; and the Company does not know of any valid basis for any such action, proceeding or investigation.

(g). Intellectual Property. To the knowledge of the Company, the Company owns or possesses or believes it can obtain on commercially reasonable terms sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information, processes and similar proprietary rights (collectively “Intellectual Property”) necessary to conduct the business of the Company as it is presently conducted or as presently contemplated to be conducted (“Company Intellectual Property”) without any known conflict with, or infringement of, the rights of others. To the Company’s knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company violates or will violate any license or infringes or will infringe any intellectual property rights of any other party.  Except for agreements with its own employees, consultants and customers and standard end-user license agreements and as otherwise disclosed in the Company’s annual or quarterly filings with the SEC, there are no outstanding options, licenses or agreements relating to the Company Intellectual Property, and the Company is not bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity.  The Company has not received any written communication alleging that the Company has violated or, by conducting its business, would violate any of the Intellectual Property of any other person or entity. To the knowledge of the Company, it will not be necessary to use any inventions of any of its employees or consultants (or persons it currently intends to hire) made prior to their employment by the Company.  Each employee of the Company has executed a customary confidential information and invention assignment agreement. To the knowledge of the Company, no such employee or consultant is in violation of such confidential information and invention assignment agreement.

(h). Property.  The property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets.  With respect to the property and assets it leases, the Company is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets.  The Company does not own any real property.

(i). Tax Returns and Payments.  There are no federal, state, county, local or foreign taxes due and payable by the Company which have not been timely paid.  There are no accrued and unpaid federal, state, country, local or foreign taxes of the Company which are due, whether or not assessed or disputed.  There have been no examinations or audits of any tax returns or reports by any applicable federal, state, local or foreign governmental agency.  The Company has duly and timely filed all federal, state, county, local and foreign tax returns required to have been filed by it and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year.

(j). Governmental Consents and Filings.  Assuming the accuracy of the representations made by the Investors in Section 2 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Purchase Agreement, except for (i) the filing of the Charter with the Secretary of State of the State of Delaware and (ii) filings pursuant to Regulation D of the U.S. Securities Act, and applicable state securities laws, which have been made or will be made in a timely manner.

(k). Real Property Holding Corporation.  The Company is not and has never been a U.S. real property holding corporation as defined in the United States Internal Revenue Code of 1986, as amended.

(l). Labor and Employment Matters.  To the Company’s knowledge, no Key Employee intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing.  The Company has complied in all material respects with all applicable laws related to labor or employment, including provisions thereof relating to wages, hours, working conditions, benefits, retirement, social welfare, equal opportunity and collective bargaining.  For the purposes hereof, “Key Employee” means any executive-level employee (including division director and vice president-level positions).

(m). No “Bad Actor” Disqualifications. The Company has exercised reasonable care, in accordance with SEC rules and guidance, to determine whether any Covered Person (as defined below) is subject to any Disqualification Event (as defined in Rule 506(d)(1)(i) through (viii) under the U.S. Securities Act). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the U.S. Securities Act. the Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the U.S. Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the U.S. Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the U.S. Securities Act) connected with the Company in any capacity at the time of the sale of the Securities; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Series AA Preferred Stock (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the Offering of any Solicitor or general partner or managing member of any Solicitor.

4. Registration Rights

(a). Rezolute shall use reasonable commercial efforts to (i) prepare and file with the SEC within sixty (60) calendar days after the Closing Date a registration statement (on Form S-3, SB-1, SB-2, S-1, or other appropriate registration statement form reasonably acceptable to Purchaser) under the U.S. Securities Act (the “Registration Statement”), at the sole expense of Rezolute, in respect of Purchaser, so as to permit a public offering and resale of the shares of common stock issuable upon the conversion of the Offered Shares (collectively, the “Registrable Securities”) in the United States under the U.S. Securities Act by Purchaser as a selling stockholder and not as underwriter; and (ii) use commercially reasonable efforts to cause a Registration Statement to be declared effective by the SEC as soon as possible, but in any event not later than the earlier of ninety (90) calendar days following the Closing Date. Rezolute will notify Purchaser of the effectiveness of the Registration Statement within three (3) trading days (days in which the OTCQB is open for quotation).  The initial Registration Statement shall cover the resale of 100% of the Registrable Securities, for an offering to be made on a continuous basis pursuant to Rule 415 (as promulgated by the Commission pursuant to the U.S. Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule); provided, however, that if 100% of the Registrable Securities included hereunder cannot be registered, the number of Registrable Securities on the initial Registration Statement shall be reduced pro-rata among all Purchasers.

(b). Rezolute will use reasonable commercial efforts to maintain the Registration Statement or post-effective amendment filed under this Section 4 effective under the U.S. Securities Act until the earlier of the date (i) all of the Registrable Securities have been sold pursuant to such Registration Statement or (ii) Purchaser  receives an opinion of counsel to Rezolute, which opinion and counsel shall be reasonably acceptable to Purchaser, the Company and the transfer agent, that the Registrable Securities may be sold under the provisions of Rule 144.

(c). All fees, disbursements and out-of-pocket expenses and costs incurred by Rezolute in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and “blue sky” laws (including, without limitation, all attorneys’ fees of Rezolute, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by Rezolute.  Purchaser shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel.   Rezolute shall qualify any of the Registrable Securities for sale in such states as Purchaser reasonably designates.  However, Rezolute shall not be required to qualify in any state which will require an escrow or other restriction relating to Rezolute and/or the sellers, or which will require Rezolute to qualify to do business in such state or require Rezolute to file therein any general consent to service of process.  Rezolute at its expense will supply Purchaser with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by Purchaser.

(d). Purchaser will cooperate with Rezolute in all respects in connection with this Agreement, including timely supplying all information reasonably requested by Rezolute (which shall include completing the Selling Shareholder Questionnaire attached hereto as Exhibit A, and all information regarding Purchaser and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering.  Any delay or delays caused by Purchaser, or by any other purchaser of securities of Rezolute having registration rights similar to those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of Rezolute under this Agreement. Purchaser understands and agrees that the Company’s obligations under this Section 4 with respect to the preparation and filing of the Registration Statement are subject to Purchaser or any other purchaser of securities of Rezolute having registration rights similar to those contained herein, timely providing the Company with the Selling Shareholder Questionnaire and all information reasonably requested by the Company to prepare and file the Registration Statement.

5. Market Stand-Off:  Purchaser further agrees, if so requested by the Company or any representative of its underwriters, to enter into such underwriter’s standard form of “lockup” or “market standoff” agreement in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of any such restriction period.  Notwithstanding the foregoing, this Section shall only apply to any Purchaser who own, at the time of such underwritten public offering, 3% of the issued and outstanding shares of common or preferred stock of the Company on a fully-diluted basis.

6. Legend: The certificates representing the Offered Shares sold pursuant to this Purchase  Agreement will be imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”
7. Conditions to Closing:

(a).
Condition to Obligations of Purchaser:  The obligations of Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Purchaser’s waiver, at or prior to the Closing of the following condition:

i.	The representations and warranties of the Company contained herein shall be true and correct in all respects as of the Closing with the same effect as though made at and as of such time.

(b).
Conditions to Obligations of the Company:  The obligations of Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Purchaser’s waiver, at or prior to the Closing each of the following conditions.

i.	The representations and warranties of Purchaser contained herein shall be true and correct in all respects as of the Closing with the same effect as though made at and as of such time.
ii.	The Company shall have received the Purchase Price.

8. Governing Law:  This Purchase Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives.  The laws of the State of Delaware shall govern the rights of the parties as to this Agreement.

9. Indemnification: Purchaser acknowledges that it understands the meaning and legal consequences of the representations and warranties contained herein, and it hereby agrees to indemnify and hold harmless Rezolute and any other person or entity relying upon such information thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty, or acknowledgement of Purchaser contained in this Agreement.

10. Nonassignability:  Except as otherwise expressly provided herein, this Agreement may not be assigned by Purchaser.

11. Entire Agreement:  This Agreement, including any supplements, schedules, or exhibits hereto, as each is amended and supplemented from time to time contains the entire agreement among the parties with respect to the acquisition of the Offered Shares and the other transactions contemplated hereby, and there are no representations, covenants or other agreements except as stated, incorporated, or referred to herein.

12. Amendment: This Agreement may be amended or modified only by a writing signed by the party or parties to be charged with such amendment or modification.

13. Binding On Successors: All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and legal representatives.

14. Titles: The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

15. Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed an original and all of which taken together shall constitute one and the same document, notwithstanding that all parties are not signatories to the same counterpart.

16. Severability:  The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

17. Disclosure Required Under State Law: The offering and sale of the securities is intended to be exempt from registration under the securities laws of certain states. Purchasers who reside or purchase the

Offered Shares may be required to make additional disclosures by the securities laws of various states and agrees to provide such additional disclosures as requested by Rezolute upon written request.

18. Notices: All notes or other communications hereunder (except payment) shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, or by Express Mail Service or similar courier, addressed as follows:

If to Purchaser:	At the address designated on the signature page of this Agreement.

If to the Company:	Rezolute, Inc. 201 Redwood Shores Parkway Redwood City, California 94065 Attention: neval Elam, CEO

With Copy to:	Dorsey & Whitney LLP 1400 Wewatta Street, Suite 400 Denver, Colorado 80202 Attention: Michael L. Weiner, Esq.

19. Time of the Essence:  Time shall be of the essence of this Agreement in all respects.

20. Facsimile and Counterpart Purchase Agreements:  Rezolute shall be entitled to rely on delivery of a facsimile or electronic copy of this Agreement executed by the purchaser, and acceptance by Rezolute of such executed Agreement shall be legally effective to create a valid and binding agreement between Purchaser and Rezolute in accordance with the terms hereof. In addition, this Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

21. Future Assurances:  Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after a Closing, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

IN WITNESS WHEREOF, the parties hereto executed this Agreement this 23rd day of July 2019.

PURCHASERS:

GENEXINE, INC. 700 Daewangpangyo-ro Korea Bio-Park, Building B Bundang-gu, Seongnam-si, Gyeonggi-do 463-400 Republic of Korea By: ___________________________ Name: Title:

HANDOK, INC.
132 Teheran-ro
Gangnam-gu
Seoul 06235
Republic of Korea
By:___________________________

Name:

Title:

Number of shares purchased: _______________

REZOLUTE, INC.

By:_________________________
Name:  Nevan Elam
Title:  Chief Executive Officer

DISTRICT 2 CAPITAL FUND LP By: ___________________________ Name: ___________________________ Title: ___________________________
BIGGER CAPITAL FUND, LP By: ___________________________ Name: ___________________________ Title: ___________________________

EXHIBIT A
SCHEDULE OF PURCHASERS

Name and Address	Number of Shares of Purchased	Purchase Price

HANDOK, INC.	34,482,759	$10,000,000
GENEXINE, INC.	34,482,759	$10,000,000
DISTRICT 2 CAPITAL FUND LP 175 W Carver, Huntington, NY, 11743	517,241	$150,000.00
BIGGER CAPITAL FUND, LP 159 Jennings Road Cold Spring Harbor, NY, 11724	344,827	$100,000.00

ANNEX I

Regulation D Rule 506 Disclosure

On March 24, 2016, the Securities and Exchange Commission (“SEC”) Division of Corporation Finance, pursuant to delegated authority, granted a waiver to Canaccord Genuity Inc. (“Canaccord”) from the bad actor provisions of Rule 506(d) of Regulation D and Rule 262 of Regulation A under the Securities Act of 1933 (“Securities Act”) that would otherwise apply to Canaccord due to an SEC administrative order issued on the same day.  In the administrative order, Canaccord, without admitting or denying any allegations, was ordered to cease and desist from violations of Section 5 of the Securities Act based on the initiation of research coverage for an issuer after Canaccord had been invited by the issuer to participate as an underwriter for a secondary stock offering that was planned for at least one month later.  Canaccord also was ordered to pay $407,481 in disgorgement, $42,717 in prejudgment interest and $100,000 in civil money penalties.